SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): March 15, 2004


                            HUB INTERNATIONAL LIMITED
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             (Exact Name of Registrant as Specified in Its Charter)


                                     ONTARIO
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                 (State or Other Jurisdiction of Incorporation)


          1-31310                                       36-4412416
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 (Commission File Number)                   (I.R.S. Employer Identification No.)


        55 EAST JACKSON BOULEVARD, CHICAGO, IL                       60604
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        (Address of Principal Executive Offices)                   (Zip Code)

                                 (877) 402-6601
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              (Registrant's Telephone Number, Including Area Code)


                                       n/a
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          (Former Name or Former Address, if Changed Since Last Report)



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Item 9.  Regulation FD Disclosure

         The information in this report (including the exhibit) is furnished pursuant to Item 9 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

         Hub International Limited issued a press release on March 15, 2004, the full text of which is attached as Exhibit 99.1 and is incorporated by reference, announcing that it has signed a definitive agreement to invest in Satellite Acquisition Corporation, a corporation formed by a senior management group of Talbot Financial Corporation, based in New Mexico, for the purpose of acquiring Talbot Financial Corporation.














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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.




                                     HUB INTERNATIONAL LIMITED
                                                  (Registrant)


Date: March 17, 2004                 By: "W. Kirk James"
                                         ---------------------------------------
                                         Name:   W. Kirk James
                                         Title:  Vice President, Secretary and
                                                 General Counsel






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                                  Exhibit Index


Exhibit No.                Description

99.1                       Press release dated March 15, 2004











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